PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  HALLWOOD CONSOLIDATED RESOURCES CORPORATION
                 FOR ANNUAL MEETING OF STOCKHOLDERS MAY 5, 1997


     The undersigned hereby appoints William L. Guzzetti and Cathleen M. Osborn, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Hallwood Consolidated Resources Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Four Seasons Hotel, 21 Avenue Road, Toronto, Ontario, Canada, on Monday, May 5, 1997, at 9:30 a.m. (the "Annual Meeting"), and at any and all adjournments or postponements thereof. Said proxies are herein specifically authorized to vote in the election of Directors and to vote said shares upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, as the above named proxies shall determine.

Dated:_____________, 1997


     --------------------------------        --------------------------------
          Signature of Stockholder                Signature of Stockholder


     --------------------------------        --------------------------------
        Print Name of Stockholder               Print Name of Stockholder



PLEASE MARK VOTES AS IN THIS EXAMPLE

     1. The election of all nominees listed below for a term expiring at the 1998 Annual Meeting (except as marked to the contrary below).

          _____ For all Nominees

          _____ Withhold Authority To Vote For All Nominees


          Anthony J. Gumbiner           Jerry A. Lubliner
          Brian M. Troup                Bill M. Van Meter
          William L. Guzzetti           Hamilton P. Schrauff
          John R. Isaac, Jr.

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

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     2.   The approval of the 1997 Stock Option Plan.

               _____ For           _____ Against            _____ Abstain


     3. To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

               _____ For           _____ Against            _____ Abstain

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THOSE NAMED IN THIS PROXY.

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.